Exhibit 99.2

Summit Materials to Combine with Argos USA Creating a Materials - Led Enterprise with National Scale September 7, 2023

Forward Looking Statements 2 These materials include “forward - looking statements” within the meaning of the federal securities laws, which involve risks and uncertainties . Forward - looking statements include all statements that do not relate solely to historical or current facts, and you can identify forward - looking statements because they contain words such as “believes,” “expects,” “may,” “will,” “outlook,” “should,” “seeks,” “intends,” “trends,” “plans,” “estimates,” “projects” or “anticipates” or similar expressions that concern our strategy, plans, expectations or intentions . All statements made relating to our estimated and projected earnings, margins, costs, expenditures, cash flows, growth rates and financial results are forward - looking statements . Such forward - looking statements include but are not limited to statements about the benefits of the proposed transaction between Summit Materials and Cementos Argos (the “Transaction”), including future financial and operating results, the combined company’s plans, objectives, expectations and intentions, and other statements that are not historical facts . These forward - looking statements are subject to risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward - looking statements . We derive many of our forward - looking statements from our operating budgets and forecasts, which are based upon many detailed assumptions . While we believe that our assumptions are reasonable, it is very difficult to predict the effect of known factors, and, of course, it is impossible to anticipate all factors that could affect our actual results . In light of the significant uncertainties inherent in the forward - looking statements included herein, the inclusion of such information should not be regarded as a representation by us or any other person that the results or conditions described in such statements or our objectives and plans will be realized . Important factors could affect our results and could cause results to differ materially from those expressed in our forward - looking statements, including but not limited to the factors discussed in the section entitled “Risk Factors” in Summit Materials’ Annual Report on Form 10 - K for the fiscal year ended December 31 , 2022 , as filed with the SEC, and any factors discussed in the section entitled “Risk Factors” in any of our subsequently filed SEC filings ; and the following : • the occurrence of any event, change, or other circumstance that could give rise to the right of one or both of the parties to terminate the definitive transaction agreement between us and Cementos Argos; • the outcome of any legal proceedings that may be instituted against us or Cementos Argos; • the possibility that the Transaction does not close when expected or at all because required regulatory, shareholder, or other approvals and other conditions to closing are not received or satisfied on a timely basis or at all (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the Transaction); • the risk that the benefits from the Transaction may not be fully realized or may take longer to realize than expected, including as a result of changes in, or problems arising from, general economic and market conditions, interest and exchange rates, monetary policy, laws and regulations and their enforcement, and the degree of competition in the geographic and business areas in which we and Cementos Argos operate; • the ability to promptly and effectively integrate our business and the businesses of Cementos Argos; • the possibility that the Transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; • reputational risk and potential adverse reactions of our or Cementos Argos' customers, employees or other business partners, including those resulting from the announcement or completion of the Transaction; • the dilution caused by our issuance of additional shares of capital stock in connection with the Transaction; • the diversion of management’s attention and time from ongoing business operations and opportunities on Transaction - related matters; and • the impact of the global COVID - 19 pandemic on our or Cementos Argos' businesses, the ability to complete the Transaction or any of the other foregoing risks. All subsequent written and oral forward - looking statements attributable to us, or persons acting on our behalf, are expressly qualified in their entirety by these cautionary statements . Any forward - looking statement that we make herein speaks only as of the date of these materials . We undertake no obligation to publicly update or revise any forward - looking statement as a result of new information, future events or otherwise, except as required by law . Additional Information and Where to Find It This communication does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities . This communication relates to the Transaction . In connection with the Transaction, Summit Materials plans to file with the SEC a proxy statement on Schedule 14 A (the “Proxy Statement”) . This communication is not a substitute for the Proxy Statement or any other document that Summit Materials may file with the SEC and send to its shareholders in connection with the Transaction . The issuance of the stock consideration for the Transaction will be submitted to Summit Materials shareholders for their consideration . Before making any voting decision, Summit Materials shareholders are urged to read all relevant documents filed or to be filed with the SEC, including the Proxy Statement, as well as any amendments or supplements to those documents, when they become available, because they will contain important information about Summit Materials and the Transaction . Summit Materials shareholders will be able to obtain a free copy of the Proxy Statement, as well as other filings containing information about Summit Materials, free of charge, at the SEC’s website ( www . sec . gov ) . Copies of the Proxy Statement and other documents filed by Summit Materials with the SEC may be obtained, without charge, by contacting Summit Materials through its website at https : //investors . summit - materials . com/corporate - profile/default . aspx . Participants in the Solicitation Summit Materials, its directors, executive officers and other persons related to Summit Materials may be deemed to be participants in the solicitation of proxies from Summit Materials shareholders in connection with the Transaction . Information about the directors and executive officers of Summit Materials and their ownership of common stock of Summit Materials is set forth in Summit Materials annual report on Form 10 - K for the fiscal year ended December 31 , 2022 , which was filed with the SEC on February 16 , 2023 and in its proxy statement for its 2023 annual meeting of stockholders, which was filed with the SEC on April 10 , 2023 . Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the Proxy Statement and other relevant materials to be filed with the SEC in connection with the Transaction when they become available. Free copies of these documents may be obtained as described in the preceding paragraph.

Today’s Presenters 3 Anne Noonan Chief Executive Officer Summit Materials Scott Anderson Chief Financial Officer Summit Materials Agenda TRANSACTION OVERVIEW STRATEGIC RATIONALE FINANCIAL BENEFITS ACCELERATING ‘ELEVATE SUMMIT’ Q&A

Creating a Materials-Led Enterprise with National Scale

SUMMIT Materials

Accelerates 'Elevate Summit' Strategy	• Creates materials-led North American leader with $4B+ revenue and ~$1B EBITDA [1] • Increases annual EBITDA generated from Aggregates and Cement to 78% • Expands position in high-growth, underserved MSAs to meet growing customer demand
Extends Summit's Cement Leadership	• Adds four strategically located cement plants creating largest U.S. based cement platform • Reduces seasonality of Summit's cement business through geographic diversification • Creates extensive network of rail and port assets
Commitment to Excellence, Sustainability, and Innovation	• Enhances internal efficiencies, sourcing opportunities and customer solutions • Provides opportunity to apply unique Green America Recycling Business to broader platform • Creates opportunity to drive innovation in construction materials industry

1. Including $100MM of synergies

4

Attractive Financial Benefits Expected 5 Significant Synergy Opportunity • +$100MM p.a. of operational synergies • Significant synergy realization within two years Attractive Transaction Value • ~10x 2023E EBITDA multiple; less than 8x synergized • ROIC from transaction > WACC by year three Accretive to Financial Metrics • 15 - 25% free cash flow per share accretion expected • Accretive to EBITDA growth rates with double - digit growth going forward Well Capitalized Balance Sheet • Closing net leverage ≤3x combined EBITDA (before synergies) • Significant combined free cash flow to drive deleveraging

Transaction Overview 6 Summit Materials to combine with Argos USA in $3.2B transaction Consideration to Cementos Argos of $1.2B in cash and ~54.7M shares of Summit stock Cementos Argos to own ~31% of combined company Anne Noonan to serve as CEO of combined company Board will comprise 8 Summit - appointed representatives and 3 representatives appointed by Cementos Argos

Argos USA: Leading Cement and Ready-Mix Producer

SUMMIT Materials

Vertically Integrated Operations Strategically Located in Some of the Fastest-Growing Regions of the US

Current Footprint



Integrated cement plant
Grinding plant
RMC sub-platforms
Rail Terminal [1]
Port [2]
Charlotte
Raleigh
Atlanta
Houston
Jacksonville
Orlando
Tampa

By the Numbers

4
Integrated cement plants

2
Grinding plants

9.6MM tons
Installed cement grinding capacity

67.5
Years of average reserve life

8
Ports

10
Inland terminals

140
Ready-mix plants

77%
of cement needs self-supplied

900
Mixer trucks with average age <7 years

2,300
Employees

Financial Overview

$1.7B+
Revenue

$300-330M
EBITDA

Adjusted EBITDA Generation



~85%
Cement
~15%
RMX

7

1. Terminals facilitate the transfer of cement using land-based modes (e.g., rail, truck) 2. Ports facilitate transfer of cement using barge or ship

Expands Cement Platform in High Growth Markets

SUMMIT Materials


Argos USA terminals
Argos USA cement plants
Summit terminals
Summit cement plants

6
Cement plants

19
Terminals

Summit + Argos USA

Adding four strategically located cement plants creates largest U.S. based cement producer

Attractive geographic diversification in the Southeast, Mid-Atlantic and Texas reduces seasonality of Summit's cement business

Expansion into favorable geographies centered around fastest growing MSAs

Broadest network of logistics assets across the East & Gulf Coast

Ability to apply Green America Recycling and other fuel and emissions reducing processes to broader cement platform

Leveraging Summit Track Record of Margin Expansion


34.3%
~250bps
improvement
36.7%
Summit Cement FY 2020 Adj. Ebitda Margins
Summit Cement LTM Q2 2023 Adj. EBITDA Margins

Sources: Argos USA, Morgan Stanley Equity Research

8

Strong Presence in Attractive, High - Growth Geographies 9 Source: Fitch estimates ~7 7 % of Argos USA revenue in high growth markets 2023 – 2028E Population CAGR (Argos USA States with Cement Presence) – Indexed to 100 by the Average of States without Argos USA Presence 214 187 181 1 7 6 169 92 145 105 100 T e x as North Carolina G eo r gia F lori d a South Carolina Alabama V i rgi n ia Maryland Average of States Without Argos USA Presence 4% 13% 1 0% 2 4% 1 2% 9% 5% 7% % of Argos USA ’22 Cement Revenue ~70% of Argos USA revenue generated in ‘all - season’ markets

Compelling Cement Dynamics for the Near and Longer - Term 10 Attractive Long - Term Supply Dynamics U.S. cement is a +100Mt industry and expected to grow ~20Mt estimated domestic production shortfall vs. demand in U.S. by 2027 Imports have served ~10 – 15Mt in the U.S. market since 2015 despite domestic capacity addition Underpinned by Demand Tailwinds Residential: Structurally under supplied market Non - Residential: strength in manufacturing and renewables Infrastructure: +$550Bn in new Federal funding from the Bipartisan Infrastructure Framework

Summit Materials’ Market Leadership 11 Positioned to meet growing demand for high quality construction materials 4 th Largest U.S. Cement Producer U.S. Cement Grinding Capacity (Metric Tons / Year) 11.8 9 . 6 2. 2 Pro Forma 6 th Largest U.S. Aggregates Producer Total Sand, Gravel, and Stone Volume (MM Tons) 4 7 . 3 Sources: MSHA, Wall Street Research Complemented by Leading Ready - Mix Positions in Select Markets U S A

Increased Scale and Financial Strength

Pro Forma 2023E Summit + Argos USA



Revenue
~$4.2Bn
Argos USA
Summit
EBITDA
~$1.0Bn
Synergies ($100MM)
Argos USA
Summit
Materials-led Portfolio
Other Downstream
Ready-Mix
Aggregates
Cement
Up from Summit standalone of 70% in 2022
78% Materials

12

$100M+ of Operational Synergies

SUMMIT Materials

- Expect EBITDA operational synergies of at least $100M annually
- Significant number of targeted synergies to be achieved by year two
- Additional upside potentially via:
  - Pricing / mix optimization
  - Plant network overhead


+$100MM
Cement
RMC
Procurement

Cement:
- Plant OEE opportunity
- Increased alternative energy fuels via Green America Recycling
- Full PLC adoption

RMC:
- Plant network optimization
- Operational Performance KPIs / Delivery excellence
- Fleet modernization & R&M improvement

Procurement:
- Centralized spend optimization

Capital investments for sustaining and growing asset base expected to be consistent with historic levels (~10% of revenue)

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Elevate Priorities Combination with Argos USA Materials - led market leadership Leading cement producer with unique logistics and ports network “Best owner” approach to portfolio optimization & asset light partnerships Vertically - integrated platform in fast growing regions Most socially responsible Accelerates sustainability initiatives with opportunity to apply GAR program to Argos USA assets Innovative solutions Digitalization and Value - Added Specialty Products (VASP) to drive customer experience Culture of excellence, simplification, and standardization Opportunity to bring operational and commercial excellence to new and broader platform People are our greatest asset Experienced team with a history of success Accelerates Elevate Summit Strategy 14

Combination Fits Into the ‘Elevate Summit’ Scorecard 15 Leverage Leverage Below Goal 22.6% 8.0% 3 . 2 x 1. Adjusted EBITDA margin and ROIC includes pro forma run - rate synergies of ~$100M M 2 020A Summit Standalone (as of Q2 2023) Pro Forma Summit + Argos USA 1 ‘Elevate Summit’ Goal >30% <3x >10% 2 0 2 0 A Progress G o a l ROIC Strong ROIC Adjusted EBITDA Margin In - line with Summit Standalone Further Deleveraging via strong FCF > 10% within 2 years > 30% C o m m i t m e n t Pro Forma

Balanced Portfolio with Increased Materials Exposure 16 Delivering on M&A criteria to invest in priority markets, richen product mix and improve quality of earnings Approximate Percent Adjusted EBITDA by LOB Summit 2020A Summit 2022A Materials Materials Pro Forma 2023E with Argos USA Materials Above Horizon 2 Target of +75%

17 Summit Sustainability Path Green America Recycling (GAR) is a growth driver and margin enhancer for its 2 plants 1 st in the US to transition all plants to Portland Limestone Cement (PLC), which has a cost and emissions benefit 1 st in the US to implement FuelFlex Pyrolyzer to achieve 55% fossil fuel replacement at the Davenport plant Actively exploring hydrogen plant co - location options and carbon capture technologies Argos USA Opportunities Investing to expand GAR to their cement footprint can boost EBITDA and unlock new business opportunities Expanding Eco - Strong PLC from roughly half the cement portfolio to all plants will further reduce costs and emissions Acceleration of stated ambition to boost alternative fuel usage at the 4 cement plants from ~14% today to 40% by 2030 Actively exploring lower CO2 binders, grinding capacity improvements, developing Fly Ash alternatives Value Creation through financial returns and lower emissions GAR goes from 2 plants up to as many as 6 cement plants Doubles PLC production across the combined entity Boosts alternative fuel usage from low - mid teens to over 40 - 50% , significantly lowering fossil fuel cost and impacts Expands portfolio of options to significantly reduce the emissions and costs of operating cement plants Expanding Sustainability Success Summit and Argos USA on a Similar Path Towards Value Creation Through Sustainability Sources: Cement News, Argos Integrated Report, Argos 2022 EcoStrong Materials

Driving Innovation and Growth Combining 2 leaders in Cement R&D Together, we’ll drive innovation, lower costs, and develop new business opportunities Argos USA’s R&D model blends deep and specialized scientific knowledge with practical, customer - facing technical expertise Argos USA currently operates R&D labs in the United States, and also benefits from a partnership with a world - class Colombian Innovation Center We expect to continue that partnership agreement as part of this combination. Spotlight: Argos USA’s Supplementary Cementitous Materials (SCM’s) Argos SCM's generally result in improved strength, durability and resiliency Clinker substitution is a key theme in the industry, with production of cement migrating to an increased use of SCMs, such as fly ash and calcined clay to reduce fossil fuel dependency and lower emissions Eco - friendly manufacturing process that uses industrial byproducts that would otherwise be discarded 18 Source: Argos Supplementary Cementitious Materials

Transaction Details 19 Consideration • Summit to combine with Argos USA in $3.2B transaction • Consideration of ~$1.2B in cash (~40% of transaction value) and ~54.7M shares of Summit stock (~60% of transaction value) to Cementos Argos Ownership • Summit shareholders: ~69% • Cementos Argos: ~31% 1 • Cementos Argos has entered 24 - month lock - up period on sales of Summit shares and certain standstill provisions Financing • Committed financing in place to finance cash consideration • At closing, leverage is expected to be at or below 3x pro forma EBITDA (pre - synergies) Leadership, Governance and Operations • Anne Noonan, Summit’s CEO, to serve as CEO of combined company • Board will comprise 8 Summit - appointed representatives and 3 representatives appointed by Cementos Argos • Company to continue to operate as Summit Materials with NYSE ticker SUM Path to Close • Expected close in the first half of 2024 • Subject to customary closing conditions, including regulatory approvals and approval by Summit Materials’ shareholders 1. On fully diluted basis upon close

Creating Materials - Led Enterprise with National Scale 20 Accelerates ‘Elevate Summit’ Strategy Commitment to Excellence, Sustainability, and Innovation Extends Summit's Cement Leadership Significant Synergy Generation and Value Creation with Well Capitalized Balance Sheet

Transaction Value Creation Algorithm 21 Higher Growth Double - digit EBITDA growth going forward Synergies +$100M of operational synergies Operational Excellence Significant opportunity to apply ‘Elevate Summit’ to Argos USA Free Cash Flow Improved FCF conversion, and substantial free cash flow generation Ambition to Achieve Industry - Leading Total Shareholder Return

Appendix

About Cementos Argos 23 Leading producer and distributor of cement and concrete with operations across the Americas By the Numbers 11 Cement plants 197 ReadyMix Plants 9 Grinding Mills 29 Ports and Terminals 1,669 Mixers +1,500 Rail Cars 40% *Argos USA USA assets included 9.6 M TM in transaction Cement Capacity Colombia 3 5% 8.5 M TM 1st cement, concrete and aggregates producers Caribbean and Central America 2 5% 5.9 M TM Cement Capacity